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                                  EXHIBIT 10.36

                   ASSUMPTION AND AMENDMENT TO LOAN AGREEMENT


         THIS AGREEMENT, made this 5th day of June, 1998, by, between and among Bank of Oklahoma, N.A. (hereinafter called "Lender"), Fibercast Company, a Delaware corporation (hereinafter called "Borrower"), and Denali Incorporated, a Delaware corporation (hereinafter called "Assignee"), with respect to the following:

         WHEREAS:

         A. Borrower is indebted to Lender for a loan in the amount of $3,500,000 (the "Loan") as reflected by that certain Promissory Note dated February 2, 1996, in the stated original principal face amount of $5,000,000 (hereinafter called "Note") a copy of which is attached hereto as Exhibit "A", as well as that certain Loan Agreement by and between Lender and Borrower dated February 7, 1996, as subsequently amended by that certain First Amendment to Loan Agreement, dated February 7, 1997, and Second Amendment to Loan Agreement, dated February 7, 1998 (the "Loan Agreement") which Note and Loan Agreement are secured by that certain Real Estate Mortgage and Security Agreement dated March 31, 1986 recorded in Book 4933 at Page 460 of the records of the County Clerk of Tulsa County, Oklahoma, as amended on March 30, 1992 and on February 7, 1996, and by that certain Security Agreement dated March 31, 1986, as amended (hereinafter collectively the "Security Agreement"; and,

         B.  Assignee has purchased the capital stock of Borrower; and,

         C. Assignee is willing to assume the payment of the indebtedness due and owing from Borrower to Lender and assume all obligations past, present or future, arising out of or by reason of the Note and the Loan Agreement, as subsequently amended, and any other documents related to the Note or the Loan including other than the Security Agreement (collectively referred to as the "Loan Documents"); and,

         D. The parties hereto wish to amend and modify certain provisions of the Loan Agreement and Promissory Note as more particularly set forth herein.

                               W I T N E S S E T H

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and upon the express condition that the security interests held by Lender pursuant to the Security Agreement are valid, first security interests now existing, or hereafter created or acquired, and that the execution of this Agreement will not impair such security interest, it is hereby agreed as follows:


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         1. The "WHEREAS" clauses of this Agreement which are, by reference, incorporated into and made a part of the body of this Agreement as if set out in full, shall be deemed and held to be contractual in nature and not mere recitals.

         2. Assignee hereby covenants, promises and agrees (a) to pay the Note at the times, and in the manner in all respects as therein provided, as same may be modified or amended from time to time, (b) to perform each and all of the covenants, agreements and obligations of the Note, at the time, and in the manner in all respects as therein provided, as same may be modified or amended from time to time, and (c) to execute and deliver to Lender a replacement note in the form of Exhibit "B" attached hereto in the original principal amount of $3,500,000, being the principal balance of the Note at the time this Assumption Agreement is executed, and accruing interest as set forth therein, maturing on February 7, 2001 (hereinafter called the "Replacement Note", together with all renewals, extensions, and changes in form thereof), which shall constitute a renewal of, and substitution for, the Note.

         3. All the property described in the Security Agreement shall remain in all respects subject to the security interest created by the Security Agreement and Loan Documents, except the Lender hereby releases its security interest in all now owned or hereafter acquired inventory and accounts of the Borrower and any proceeds therefrom. Except as provided in the preceding sentence, nothing herein contained and nothing done pursuant hereto, shall affect or be construed to affect the priority of the security interest, charge or encumbrance of the Security Agreement over other liens, charges, encumbrances or conveyances, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any security or instrument held by Lender as security for or evidence of the other indebtedness owed Lender by Borrower except as herein stated.

         4. Assignee waives any and all rights, claims or setoffs, if any, against Lender, its successors and assigns, arising out of or by reason of the Note, the Security Agreements and the Loan Documents.

         5. Denali Incorporated and Fibercast Company are collectively referred to as the "Borrower" in the Loan Agreement.

         6. Paragraph 1.1 of the Loan Agreement is stricken in its entirety and in its place the following paragraph shall be inserted:

                  1.1 Subject to the terms of this Agreement the Bank agrees to loan Borrower the sum of $3,500,000 in the form of a term loan (the "Term Loan") which shall be repaid pursuant to the terms of the Note attached hereto as Exhibit "A".

         7. Paragraph 1.2 of the Loan Agreement is stricken in its entirety.
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         8. Paragraph 1.3 is stricken in its entirety and in its place the following paragraph shall be added :

                  1.3 Borrower shall execute to Bank a promissory note evidencing the Term Loan, payable to the order of the Bank in the principal amount of $3,500,000 in the form of Exhibit "A" hereto (the "Term Note" or "Note"), with appropriate insertions. The Note shall bear interest and be payable as described therein.

         9. Exhibit "B" hereto is substituted for Exhibit "A" to the Loan Agreement.

         10. Section 1.4 of the Loan Agreement is deleted in its entirety.

         11. Section 2.1 of the Loan Agreement is amended such that the words "accounts receivable" and "inventory" are deleted therefrom.

         12. Paragraph 3.1 is deleted and in its place the following shall be substituted:

                  3.1 Conditions Precedent. The making of the Term Loan hereunder shall be conditioned upon the following:

         13. Paragraphs 3.1.2 and 3.1.4 are deleted in their entirety.

         14. Paragraphs 3.2, 3.2.1, 3.2.2, and 3.3 are deleted in their entirety.

         15. Paragraph 4.4, beginning with the words "no material adverse change" to the end of the paragraph is deleted.

         16. The words "Except for security interest granted to NationsBank, N.A. in inventory and accounts receivable and a second lien interest in equipment" are added at the beginning of paragraphs 4.6, 4.8, 6.3, and 6.6.

         17. Paragraph 5.1 is deleted in its entirety. The Assignee shall deliver the Lender the same information required under Section 5.2 of the Credit Agreement referred to below.

         18. Paragraphs 5.6, 5.11, 5.12, and 5.13 are deleted in their entirety and in their place, Paragraphs 5.5 and all subparagraphs thereto and all paragraphs referenced therein as are stated in that certain Amended and Restated Credit Agreement among Denali Incorporated, Ershigs Biloxi, Inc., Ershigs, Inc., Fluid Containment, Inc., and Sefco, Inc., The Financial Institutions named in such Credit Agreement, and NationsBank of Texas, N.A. as Agent for the Banks dated March 23, 1998, as such paragraphs are amended by that certain Amendment No. 1 and Consent dated June 5, 1998, (the "Credit Agreement") are inserted are inserted as if restated in their entirety hereby.

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         19. Paragraphs 6.1, 6.1.1, 6.1.2, 6.1.3, 6.2, 6.5, 6.7, 6.9, and 6.10
         are deleted in their entirety.

         20. Paragraph 8.2 is deleted; Paragraph 8.3 is replaced with Section 6.1(g) of the Credit Agreement; Paragraphs 8.4 and 8.5 are replaced with Section 6.1(f) of the Credit Agreement; Paragraph 8.7 is deleted; Paragraph 8.8 is replaced with Section 6.1(e) of the Credit Agreement, except that the words "(other than the Credit Obligations)" where found in such paragraph are stricken therefrom and are not adopted hereby; and Paragraph 8.10 is amended in its entirety to ready as follows:

                  8.10 General Default. (i) Any breach by the Borrower of any of the covenants in paragraph 5.3, 5.5 of the Credit Agreement as hereby adopted, and Section 6;

                           (ii) any breach by the Borrower of any other
                  covenants in this Agreement, the Note, the Security Agreement, or the Mortgage and such breach is not cured within 30 days following the receipt of written notice thereof from the Bank; or,

                           (iii) any written representation or warranty made by
                  the Borrower or any officer thereof in this Agreement, the Note, the Security Agreement, or the Mortgage proves to have been false or erroneous in any material respect at the time it was made or deemed made.

         21. Paragraph 9.2 is amended to provide that notices to the Borrower shall be given as follows:

                  To the Borrower:

                           Denali Incorporated
                           1360 Post Oak, Suite 2250
                           Houston, Texas 77056

                  To the Lender (Bank):

                           Bank of Oklahoma, N.A.
                           Attn:  Steve Pattison
                           Post Office Box 2300
                           Tulsa, Oklahoma 74192

         22. The following Paragraph shall be added to the Loan Agreement:


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                  9.11 This document may be executed and returned by facsimile transmission and shall be deemed to have the same effect and be accorded the same dignity as if executed by all parties on the original document and shall be binding upon the parties hereto as if fully executed upon such original document.

         23. That certain Revolving Line of Credit facility, as evidenced by that certain Letter Agreement between Borrower and Lender, dated February 6, 1996, as subsequently amended is terminated.

         24. All of the grants, covenants, terms, conditions and agreements hereof shall be binding upon and inure to the benefit of all of the assigns and successors of the parties hereto.

         25. Neither this Agreement nor any provision hereof maybe changed, altered, waived, amended, discharged or terminated orally, but only by an instrument reduced to writing, signed by all parties hereto.


EXECUTED the date and year first written hereinabove.


"Assignee"                                           "Borrower"

DENALI INCORPORATED                                  FIBERCAST COMPANY


By:  /s/ R. KEVIN ANDREWS                            By:  /s/ R. KEVIN ANDREWS
   -----------------------                              ----------------------
Its:  TREASURER                                      Its:  VICE PRESIDENT
     ---------------------                               ---------------------


"Lender"

BANK OF OKLAHOMA, N.A.


  /s/ STEVE WRIGHT
-----------------------------------
Steve Wright, Vice President